Leases (Details Textual) - USD ($) $ in Thousands	1 Months Ended
	Mar. 29, 2019	Mar. 31, 2020
Leases (Textual)
Lease, description	Kayser Myanmar entered into a 50-year lease of a manufacturing facility in Yangon, Myanmar. Kayser Myanmar is obligated under the lease to make monthly lease payment equal to 10 million Myanmar Kyat (equivalent to $7.2 per month as of March 31, 2020). At inception, Kayser Myanmar has paid $950 as prepaid rent under the lease, approximately 12 years of rental payments.
Operating lease cost government subsidy and sublease income		$ 289